Exhibit 99.1

HURON CONSULTING GROUP INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	Quarter ended				Year ended
	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	December 31, 2011
Revenues and reimbursable expenses:
Revenues	$136,621	$153,070	$153,579	$163,044	$606,314
Reimbursable expenses	11,924	13,216	13,140	13,300	51,580

Total revenues and reimbursable expenses	148,545	166,286	166,719	176,344	657,894
Direct costs and reimbursable expenses (exclusive of depreciation and amortization shown in operating expenses):
Direct costs	88,075	91,132	92,865	104,012	376,084
Intangible assets amortization	1,433	1,369	1,309	1,253	5,364
Reimbursable expenses	12,055	13,326	13,005	13,287	51,673

Total direct costs and reimbursable expenses	101,563	105,827	107,179	118,552	433,121

Operating expenses:
Selling, general and administrative	29,569	31,070	27,617	31,069	119,325
Restructuring charges	524	461	394	2,450	3,829
Restatement related expenses	1,240	1,785	845	709	4,579
Litigation settlement, net	588	508	—	—	1,096
Depreciation and amortization	4,246	4,336	5,007	4,935	18,524
Goodwill impairment charge	—	—	21,973	—	21,973

Total operating expenses	36,167	38,160	55,836	39,163	169,326

Operating income	10,815	22,299	3,704	18,629	55,447
Other income (expense):
Interest (expense), net of interest income	(3,572)	(3,535)	(2,762)	(2,390)	(12,259)
Other income (expense)	104	(65)	(571)	454	(78)

Total other expense	(3,468)	(3,600)	(3,333)	(1,936)	(12,337)

Income from continuing operations before income tax expense	7,347	18,699	371	16,693	43,110
Income tax expense (benefit)	3,873	9,535	(681)	8,902	21,629

Net income from continuing operations	3,474	9,164	1,052	7,791	21,481
Income (loss) from discontinued operations (including loss on disposal of $1.9 million for the three and twelve months ended December 31, 2011), net of tax	582	305	(563)	(1,286)	(962)

Net income	$4,056	$9,469	$489	$6,505	$20,519

Net earnings (loss) per basic share:
Net income from continuing operations	$0.16	$0.43	$0.05	$0.36	$1.01
Income (loss) from discontinued operations, net of tax	$0.03	$0.02	$(0.03)	$(0.06)	$(0.05)

Net income	$0.19	$0.45	$0.02	$0.30	$0.96

Net earnings (loss) per diluted share:
Net income from continuing operations	$0.16	$0.43	$0.05	$0.35	$0.99
Income (loss) from discontinued operations, net of tax	$0.03	$0.01	$(0.03)	$(0.06)	$(0.04)

Net income	$0.19	$0.44	$0.02	$0.29	$0.95

Weighted average shares used in calculating earnings (loss) per share:
Basic	20,925	21,190	21,551	21,620	21,324
Diluted	21,157	21,476	21,968	22,094	21,676

HURON CONSULTING GROUP INC.

SEGMENT OPERATING RESULTS AND OTHER OPERATING DATA

(Unaudited)

	Quarter ended				Year ended
Segment and Consolidated Operating Results (in thousands):	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	December 31, 2011
Health and Education Consulting:
Revenues	$91,031	$105,860	$102,988	$105,560	$405,439
Operating income	$26,367	$37,764	$35,812	$35,689	$135,632
Segment operating income as a percent of segment revenues	29.0%	35.7%	34.8%	33.8%	33.5%
Legal Consulting:
Revenues	$37,317	$39,972	$43,501	$51,565	$172,355
Operating income	$9,595	$9,629	$12,779	$11,210	$43,213
Segment operating income as a percent of segment revenues	25.7%	24.1%	29.4%	21.7%	25.1%
Financial Consulting:
Revenues	$8,273	$7,238	$7,090	$5,919	$28,520
Operating income	$2,494	$1,867	$2,244	$515	$7,120
Segment operating income as a percent of segment revenues	30.1%	25.8%	31.7%	8.7%	25.0%
Total Company:
Revenues	$136,621	$153,070	$153,579	$163,044	$606,314
Reimbursable expenses	11,924	13,216	13,140	13,300	51,580

Total revenues and reimbursable expenses	$148,545	$166,286	$166,719	$176,344	$657,894

Statement of operations reconciliation:
Segment operating income	$38,456	$49,260	$50,835	$47,414	$185,965
Charges not allocated at the segment level:
Other selling, general and administrative expenses	23,395	22,626	20,151	23,849	90,021
Depreciation and amortization expense	4,246	4,336	5,007	4,935	18,524
Goodwill impairment charge (1)	—	—	21,973	—	21,973

Total operating income	10,815	22,298	3,704	18,630	55,447
Other expense, net	(3,468)	(3,600)	(3,332)	(1,937)	(12,337)

Income from continuing operations before income tax expense	$7,347	$18,698	$372	$16,693	$43,110

Other Operating Data:
Number of full-time billable consultants (at period end) (2):
Health and Education Consulting	960	977	1,047	1,062	1,062
Legal Consulting	131	115	107	113	113
Financial Consulting	60	60	57	57	57

Total	1,151	1,152	1,211	1,232	1,232
Average number of full-time billable consultants (for the period) (2):
Health and Education Consulting	931	966	1,012	1,061	991
Legal Consulting	121	123	112	111	117
Financial Consulting	61	60	58	58	59

Total	1,113	1,149	1,182	1,230	1,167
Full-time billable consultant utilization rate (3):
Health and Education Consulting	81.1%	73.7%	78.2%	75.9%	77.1%
Legal Consulting	55.9%	54.9%	64.1%	68.1%	60.5%
Financial Consulting	75.8%	74.6%	68.0%	63.2%	70.7%
Total	78.2%	71.9%	76.4%	74.6%	75.3%

HURON CONSULTING GROUP INC.

SEGMENT OPERATING RESULTS AND OTHER OPERATING DATA (CONTINUED)

(Unaudited)

	Quarter ended				Year ended
Other Operating Data:	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	December 31, 2011
Full-time billable consultant average billing rate per hour (4):
Health and Education Consulting	$215	$269	$250	$257	$247
Legal Consulting	$236	$231	$236	$248	$238
Financial Consulting	$365	$326	$365	$350	$351
Total	$224	$270	$254	$260	$252
Revenue per full-time billable consultant (in thousands):
Health and Education Consulting	$84	$97	$91	$88	$360
Legal Consulting	$53	$55	$66	$74	$247
Financial Consulting	$135	$117	$117	$98	$471
Total	$83	$94	$90	$87	$354
Average number of full-time equivalents (for the period) (5):
Health and Education Consulting	150	146	146	161	150
Legal Consulting	863	973	1,032	1,192	1,015
Financial Consulting	—	1	1	1	1

Total	1,013	1,120	1,179	1,354	1,166
Revenue per full-time equivalents (in thousands):
Health and Education Consulting	$87	$82	$73	$80	$324
Legal Consulting	$36	$34	$35	$36	$141
Financial Consulting	$—	$207	$296	$228	$734
Total	$43	$41	$40	$42	$165

HURON CONSULTING GROUP INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	Quarter ended				Year ended
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	December 31, 2010
Revenues and reimbursable expenses:
Revenues	$117,204	$125,611	$135,543	$137,310	$515,668
Reimbursable expenses	9,462	10,273	10,705	12,910	43,350

Total revenues and reimbursable expenses	126,666	135,884	146,248	150,220	559,018
Direct costs and reimbursable expenses (exclusive of depreciation and amortization shown in operating expenses):
Direct costs	77,542	76,046	80,761	82,676	317,025
Intangible assets amortization	886	887	886	1,466	4,125
Reimbursable expenses	9,515	10,223	10,765	12,720	43,223

Total direct costs and reimbursable expenses	87,943	87,156	92,412	96,862	364,373

Operating expenses:
Selling, general and administrative	28,364	28,309	26,091	28,766	111,530
Restructuring charges	—	1,164	295	2,603	4,062
Restatement related expenses	759	2,428	1,056	4,423	8,666
Litigation settlements, net	—	4,764	—	12,552	17,316
Depreciation and amortization	4,569	4,780	4,550	4,473	18,372

Total operating expenses	33,692	41,445	31,992	52,817	159,946

Operating income	5,031	7,283	21,844	541	34,699
Other income (expense):
Interest (expense), net of interest income	(2,955)	(3,553)	(4,040)	(3,854)	(14,402)
Other income (expense)	246	(464)	261	219	262

Total other expense	(2,709)	(4,017)	(3,779)	(3,635)	(14,140)

Income (loss) from continuing operations before income tax expense	2,322	3,266	18,065	(3,094)	20,559
Income tax expense	1,079	1,127	8,693	2,233	13,132

Net income (loss) from continuing operations	1,243	2,139	9,372	(5,327)	7,427
Income (loss) from discontinued operations (including gain on disposal of $1.2 million for the twelve months ended December 31, 2010), net of tax	1,271	236	(1,922)	1,513	1,098

Net income (loss)	$2,514	$2,375	$7,450	$(3,814)	$8,525

Net earnings (loss) per basic share:
Net income (loss) from continuing operations	$0.06	$0.11	$0.45	$(0.26)	$0.36
Income (loss) from discontinued operations, net of tax	$0.06	$0.01	$(0.09)	$0.08	$0.05

Net income (loss)	$0.12	$0.12	$0.36	$(0.18)	$0.41

Net earnings (loss) per diluted share:
Net income (loss) from continuing operations	$0.06	$0.10	$0.45	$(0.26)	$0.36
Income (loss) from discontinued operations, net of tax	$0.06	$0.01	$(0.09)	$0.08	$0.05

Net income (loss)	$0.12	$0.11	$0.36	$(0.18)	$0.41

Weighted average shares used in calculating earnings (loss) per share:

Basic	20,296	20,534	20,619	20,728	20,546
Diluted	20,496	20,756	20,849	20,728	20,774

HURON CONSULTING GROUP INC.

SEGMENT OPERATING RESULTS AND OTHER OPERATING DATA

(Unaudited)

	Quarter ended				Year ended
Segment and Consolidated Operating Results (in thousands):	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	December 31, 2010
Health and Education Consulting:
Revenues	$76,914	$83,782	$89,051	$88,541	$338,288
Operating income	$21,066	$28,799	$32,002	$30,472	$112,339
Segment operating income as a percent of segment revenues	27.4%	34.4%	35.9%	34.4%	33.2%
Legal Consulting:
Revenues	$33,105	$33,951	$37,885	$39,789	$144,730
Operating income	$7,419	$9,302	$11,697	$10,836	$39,524
Segment operating income as a percent of segment revenues	22.4%	27.4%	30.9%	27.2%	27.1%
Financial Consulting:
Revenues	$7,185	$7,878	$8,607	$8,980	$32.650
Operating income	$2,052	$2,625	$2,938	$4,219	$11,834
Segment operating income as a percent of segment revenues	28.6%	33.3%	34.1%	47.0%	36.2%
Total Company:
Revenues	$117,204	$125,611	$135,543	$137,310	$515,668
Reimbursable expenses	9,462	10,273	10,705	12,910	43,350

Total revenues and reimbursable expenses	$126,666	$135,884	$146,248	$150,220	$559,018

Statement of operations reconciliation:
Segment operating income	$30,537	$40,726	$46,637	$45,527	$163,427
Charges not allocated at the segment level:
Other selling, general and administrative expenses	20,937	28,663	20,243	40,513	110,356
Depreciation and amortization expense	4,569	4,780	4,550	4,473	18,372

Total operating income	5,031	7,283	21,844	541	34,699
Other expense, net	(2,709)	(4,017)	(3,779)	(3,635)	(14,140)

Income (loss) from continuing operations before income tax expense	$2,322	$3,266	$18,065	$(3,094)	$20,559

Other Operating Data:
Number of full-time billable consultants (at period end) (2):
Health and Education Consulting	847	826	860	907	907
Legal Consulting	127	127	122	122	122
Financial Consulting	61	60	61	59	59

Total	1,035	1,013	1,043	1,088	1,088
Average number of full-time billable consultants (for the period) (2):
Health and Education Consulting	861	835	841	890	858
Legal Consulting	137	128	123	123	128
Financial Consulting	59	59	60	60	59

Total	1,057	1,022	1,024	1,073	1,045
Full-time billable consultant utilization rate (3):
Health and Education Consulting	68.1%	74.3%	78.6%	80.3%	75.3%
Legal Consulting	55.2%	63.3%	69.2%	65.2%	62.9%
Financial Consulting	62.9%	70.6%	76.4%	85.6%	73.8%
Total	66.1%	72.8%	77.4%	78.9%	73.7%

HURON CONSULTING GROUP INC.

SEGMENT OPERATING RESULTS AND OTHER OPERATING DATA (CONTINUED)

(Unaudited)

	Quarter ended				Year ended
Other Operating Data:	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	December 31, 2010
Full-time billable consultant average billing rate per hour (4):
Health and Education Consulting	$237	$240	$244	$234	$239
Legal Consulting	$190	$208	$215	$212	$206
Financial Consulting	$387	$384	$395	$373	$384
Total	$240	$245	$250	$241	$244
Revenue per full-time billable consultant (in thousands):
Health and Education Consulting	$76	$85	$89	$84	$333
Legal Consulting	$46	$59	$63	$55	$221
Financial Consulting	$121	$136	$143	$150	$551
Total	$74	$84	$89	$84	$331
Average number of full-time equivalents (for the period) (5):
Health and Education Consulting	141	157	157	151	152
Legal Consulting	727	676	775	881	765
Financial Consulting	—	—	—	—	—

Total	868	833	932	1,032	917
Revenue per full-time equivalents (in thousands):
Health and Education Consulting	$84	$83	$88	$94	$348
Legal Consulting	$37	$39	$39	$37	$152
Financial Consulting	$—	$—	$—	$—	$—
Total	$45	$47	$47	$46	$185

(1)	The goodwill impairment charge is not allocated at the segment level because the underlying goodwill asset is reflective of our corporate investment in the segments. We do not include the impact of goodwill impairment charges in our evaluation of segment performance.
(2)	Consists of our full-time professionals who provide consulting services and generate revenues based on the number of hours worked.
(3)	Utilization rate for our full-time billable consultants is calculated by dividing the number of hours all our full-time billable consultants worked on client assignments during a period by the total available working hours for all of these consultants during the same period, assuming a forty-hour work week, less paid holidays and vacation days.
(4)	Average billing rate per hour for our full-time billable consultants is calculated by dividing revenues for a period by the number of hours worked on client assignments during the same period.
(5)	Consists of consultants who work variable schedules as needed by our clients, as well as contract reviewers and other professionals who generate revenues primarily based on number of hours worked and units produced, such as pages reviewed and data processed. Also includes full-time employees who provide software support and maintenance services to our clients.